SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                             -----------------------



       Date of Report (Date of earliest event reported): August 31, 2004
                                                         ---------------



                     Premier Development & Investment, Inc.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)



         NEVADA                     000-33005                 52-2312117
-----------------------       ----------------------     ---------------------
(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)


          8910 N. Dale Mabry Hwy., Ste. 37, Tampa, FL           33614
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 784-3442
                                                          --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
---------     --------------------------------------------------

     On August 31, 2004, the Registrant issued a press release announcing it had closed the previously announced acquisition of Countrywide Realty Services in Miami Lakes, Florida. A copy of the Registrant's press release attached hereto as Exhibit 99.1 along with the related financial statements are and hereby incorporated by reference.



ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
---------    ---------------------------------

(c)        Exhibit.

99.1       The Registrant's Press Release dated August 31, 2004.


           Audited financial statements for The Players Grille, Inc. for the fiscal years ended December 31, 2002 and 2003

           Proforma financial statements for The Players Grille, Inc. for the fiscal year ended December 31, 2003

           Unaudited financial statements and pro-forma financial statements for The Players Grille, Inc. for the six-months ended
             June 30, 2004





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PREMIER DEVELOPMENT & INVESTMENT, INC.
                                         --------------------------------------
                                         (Registrant)



Date: September 1, 2004                  /s/ Eric R. Boyer
                                         --------------------------------------
                                         Eric R. Boyer
                                         President and Chief Executive Officer


                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                  Sequential
Number          Description                              Page Number
------          -----------                              -----------

99.1            The Registrant's Press Release               3
                  dated August 31, 2004



                              Financial Statements
                              --------------------

Audited financial statements for Netex Financial Services, Inc. D/B/A/ Countrywide Realty Services for the fiscal years ended December 31, 2002 and 2003



                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholder
Netex Financial Services, Inc.
Pembroke Pines, Florida


We were engaged to audit the accompanying balance sheets of Netex Financial Services, Inc. as of December 31, 2003, and the related statements of operations, stockholders' (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Netex Financial Services, Inc. as of December 31, 2003, and results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.



BAUMANN, RAYMONDO & COMPANY, P.A.
April 29, 2004

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholder
Netex Financial Services, Inc.
Pembroke Pines, Florida


We were engaged to audit the accompanying balance sheets of Netex Financial Services, Inc. as of December 31, 2002, and the related statements of operations, stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Netex Financial Services, Inc. as of December 31, 2002, and results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.



BAUMANN, RAYMONDO & COMPANY, P.A.
May 13, 2004

         NETEX FINANCIAL SERVICES, INC. D/B/A/ COUNTRYWIDE REALTY SERVICES
                                  BALANCE SHEET
                        AS OF DECEMBER 31, 2003 AND 2002

                                     ASSETS
                                                        2003           2002
                                                     -----------   ------------
Current  assets:
     Cash                                              $     80       $ 9,826
     Due from affiliate                                  12,000             -
     Income tax refund                                    1,287             -
                                                        -------       -------
    Total  current  assets                              $13,367       $ 9,826

    Organization costs, net of amortization of $196          62            62
                                                        -------       -------
    Total  assets                                      $ 13,429      $  9,888
                                                        =======       =======

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current  liabilities:
     Bank  overdraft                                     $3,672             -
     Accounts  payable  and  accrued  expenses           10,231        $1,331
     Stockholder loan                                     1,158         1,158
                                                        -------       -------
    Total  current  liabilities                          15,061         2,489
                                                        =======       =======

Stockholders'  equity (deficit):
    Common  stock,  $1  par  value;
       100  shares  authorized;
       100  shares  issued  and  outstanding                100           100
     Retained  (deficit)                                 (1,732)        7,299
                                                       --------      --------
    Total  stockholders'  equity                         (1,632)        7,399

TOTAL  LIABILITIES  AND  STOCKHOLDERS'  EQUITY         $ 13,429      $  9,888
                                                       ========      ========

            NETEX FINANCIAL SERVICES, INC. D/B/A/ COUNTRYWIDE REALTY SERVICES
                  STATEMENT OF OPERATIONS AND RETAINED (DEFICIT)
      FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD ENDED DECEMBER 31, 2002


                                                    2003                2002
                                                -------------     --------------
REVENUES
   Brokerage                                      $  514,291        $   264,731

EXPENSES
   Salaries and commissions                          431,298             218,093
   Rent                                               24,879              20,700
   Consulting fee                                     24,472                   -
   Contract labor                                     21,702                   -
   Marketing                                           3,605                   -
   Equipment rental                                    3,039               3,600
   Telephone                                           2,800               3,600
   Office                                              2,653               2,453
   Utilities                                           2,150               1,800
   Miscellaneous                                       8,011               6,673
                                                 ------------       ------------
      Total expenses                                 524,609             256,919

(LOSS) INCOME BEFORE TAX BENEFIT                     (10,318)              7,812
                                                 ------------       ------------
INCOME TAX BENEFIT (EXPENSE)                           1,287              (1,331)
                                                 ------------       ------------

NET INCOME (LOSS)                                     (9,031)              6,481
                                                 ============       ============



           NETEX FINANCIAL SERVICES, INC. D/B/A/ COUNTRYWIDE REALTY SERVICES
                              STATEMENT OF CASH FLOW
      FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD ENDED DECEMBER 31, 2002


                                                    2003                2002
                                                -------------     --------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net (loss)                                      $  (9,031)        $   (6,481)
  Adjustments to reconcile net loss to cash
    provided by (used) in operating activities:
    (Increase) decrease in assets and liabilities:
       Changes in receivable from affiliate         (12,000)             1,331
       Changes in income tax refund                  (1,287)                 -
       Changes in accounts payable
          and accrued expenses                        8,900                  -
                                                 -----------        -----------
  Total adjustments                                  (4,387)             1,331
                                                 -----------        -----------
    Net cash provided by (used) in
      operating activities                          (24,687)            14,110
                                                 -----------        -----------

CASH FLOWS FROM FINANCING ACTIVITIES
    Bank overdraft                                    3,672                  -
                                                 -----------        -----------
                                                      3,672                  -
                                                 -----------        -----------

  NET (DECREASE) INCREASE IN CASH                    (9,746)             7,812

  CASH, BEGINNING OF PERIOD                           9,826              2,014
                                                 -----------        -----------

  CASH, END OF PERIOD                            $       80         $    9,826
                                                 ===========        ===========


             NETEX FINANCIAL SERVICES, INC. D/B/A/ COUNTRYWIDE REALTY SERVICES
                           NOTES TO THE FINANCIAL STATEMENTS
                                    DECEMBER 31, 2002


NOTE  A  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

Nature  of  Operations
----------------------

Netex Financial Services Inc. (the "Company") is a licensed real estate broker incorporated in the State of Florida on March 26, 1998. The Company provides real estate brokerage assistance to individuals predominately in the South Florida area.

Basis  of  Accounting
---------------------

The Company uses the accrual basis of accounting. Consequently, revenues are recorded when earned and expenses are recognized when incurred.

Cash and Cash Equivalents
-------------------------

For purposes of the statement of cash flows, the Company considers amounts held by financial institutions and short-term investments with a maturity of three months or less to be cash and cash equivalents.

Advertising Costs
-----------------

Advertising costs, except for costs associated with direct-response advertising, are charged to operations when incurred. The costs of direct-response advertising are capitalized and amortized over the period during which future benefits are expected to be received.

Use  of  Estimates
------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

Income  Taxes
-------------

The Company records its federal and state tax liabilities in accordance with Financial Accounting Standards Board Statement No. 109 "Accounting for Income Taxes". Income taxes are provided for the tax effects of transactions reported in the financial statements. Deferred taxes are recorded for temporary differences in the recognition of income and expenses between tax and financial accounting, using current tax rates. Deferred assets and liabilities represent the future tax consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

At December 31, 2002, no deferred tax assets or liabilities were recorded in the accompanying financial statements.

NOTE B - DUE TO STOCKHOLDER

Due to stockholder represents amounts advanced from the stockholder to the Company. The liability is not evidenced by a formal note and is not interest bearing.

NOTE  C  -  RELATED  PARTY  TRANSACTIONS

The Company has a formal arrangement dated June 2002 with American Bancorp Mortgage Corporation, a company wholly owned by the shareholder to pay for expenses shared by both entities. The arrangement requires the Company to pay American an initial payment of $7,794 and then $3,500 on a monthly basis for rent, equipment rental, office supplies and utilities.

           NETEX FINANCIAL SERVICES, INC. D/B/A/ COUNTRYWIDE REALTY SERVICES
                          NOTES TO THE FINANCIAL STATEMENTS
                                  DECEMBER 31, 2003


NOTE  A  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

Nature  of  Operations
----------------------

Netex Financial Services Inc. (the "Company") is a licensed real estate broker incorporated in the State of Florida on March 26, 1998. The Company provides real estate brokerage assistance to individuals predominately in the South Florida area.

Basis  of  Accounting
---------------------

The Company uses the accrual basis of accounting. Consequently, revenues are recorded when earned and expenses are recognized when incurred.

Cash  and  Cash  Equivalents
----------------------------

For purposes of the statement of cash flows, the Company considers amounts held by financial institutions and short-term investments with a maturity of three months or less to be cash and cash equivalents.

Advertising Costs
-----------------

Advertising costs, except for costs associated with direct-response advertising, are charged to operations when incurred. The costs of direct-response advertising are capitalized and amortized over the period during which future benefits are expected to be received.

Use  of  Estimates
------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

Income  Taxes
-------------

The Company records its federal and state income tax liability in accordance with Financial Accounting Standards Board Statement No. 109 "Accounting for Income Taxes". Deferred taxes payable are provided for differences between the basis of assets and liabilities for financial statements and income tax purposes, using current tax rates. Deferred tax asset is the expected benefit of a net operating loss carryover and general business credits that are available to offset future income taxes.


NOTE B - DUE FROM AFFILIATE

Due from affiliate consists of a short term borrowing to American Bancorp Mortgage Corporation ("American"), a company wholly owned by the shareholder of the Company. The receivable is not evidenced by a formal note and is not interest bearing. The receivable was repaid on January 2, 2004.

NOTE C - DUE TO STOCKHOLDER

Due to stockholder represents amounts advanced from the stockholder to the Company. The liability is not evidenced by a formal note and is not interest bearing.

NOTE  D  -  INCOME  TAXES

For income tax purposes the Company has a net operating loss carryover of $9,031, which can be used to offset future federal and state taxable income through 2023.

The  potential  tax benefit of these losses and credits is estimated as follows:

                     Future tax benefit          $    1,355
                   Valuation allowance               (1,355)
                    Future tax benefit          $         -
                                                -------------

At December 31, 2003, no deferred tax assets or liabilities were recorded in the accompanying financial statements.

NOTE  E  -  RELATED  PARTY  TRANSACTIONS

The Company has a formal arrangement with American to pay for expenses shared by both entities. The arrangement requires the Company to pay American $3,500 on a monthly basis for rent, equipment rental, office supplies and utilities.

The Company also paid American a consulting fee in the amount of $24,472 in 2003.

NOTE  F  -  COMMITMENTS  &  CONTINGENCIES

The Company was assigned an equipment lease from American. The lease is for computer equipment and related components and expires April 17, 2006. The assignment requires a monthly payment of $238.83. Minimum future payments under this assigned lease over the next three years are as follows:

             Year  ended  December  31,                    Amount
                                2004                 $      2,866
                                2005                        2,866
                                2006 and thereafter           955
                                                     -------------
                                     Total           $      6,687
                                                      ============




Proforma financial statements for The Players Grille, Inc. for the fiscal year ended December 31, 2003

                             PREMIER DEVELOPMENT & INVESTMENT, INC.
                   CONSOLIDATING PROFORMA BALANCE SHEET AT DECEMBER 31, 2003
                                        (UNAUDITED)


                                                                      Players                          Proforma         Proforma
                                                      Premier         Grille         Countrywide      Adjustments     Consolidated
                                                  -------------    -------------    -------------    -------------    ------------
ASSETS
  Cash                                                   $   33          $    -          $    80          $    -         $   113
  Marketable securities                                   5,000               -                -               -           5,000
  Accounts receivable                                         -           1,960                -               -           1,960
  Inventory                                                   -          25,000                -               -          25,000
  Other                                                   2,500               -           13,287               -          15,787
                                                  -------------    -------------    -------------    -------------    ------------
     Total current assets                                 7,533          26,960           13,367               -          47,860
                                                  -------------    -------------    -------------    -------------    ------------

  Equipment and leasehold improvements                        -         551,368                -               -         551,368
  Less accumulated depreciation                               -        (132,645)               -               -        (132,645)
                                                  -------------    -------------    -------------    -------------    ------------
                                                              -         418,723                -               -         418,723
  Investment in investee                                 54,863               -                -               -          54,863
                                                  -------------    -------------    -------------    -------------    ------------

  Goodwill                                                    -               -                -       1,117,332       1,117,332
  Other assets                                                -           1,000               62               -           1,062
                                                  -------------    -------------    -------------    -------------    ------------
      Total assets                                $      62,396         446,683           13,429       1,117,332       1,639,840
                                                  =============    =============    =============    =============    ============

LIABILITIES AND STOCKHOLDERS EQUITY
  Bank overdraft                                  $           -           1,274            3,672               -           4,946
  Accounts payable and accrued expenses                       -          11,457           10,231         325,000         346,688
  Shareholder loan                                            -               -            1,158               -           1,158
  Promissory note                                             -               -                -         112,500         112,500
  Other                                                  22,279               -                -               -          22,279
                                                  -------------    -------------    -------------    -------------    ------------
      Total current liabilities                          22,279          12,731           15,061         437,500         487,571
                                                  -------------    -------------    -------------    -------------    ------------

  Promissory note                                             -               -                -         112,500         112,500
  Shareholder loan                                            -          11,100                -               -          11,100
                                                  -------------    -------------    -------------    -------------    ------------
      Total liabilities                                  22,279          23,831           15,061         550,000         611,171
                                                  -------------    -------------    -------------    -------------    ------------

  Common stock                                            1,653             100              100            (181)          1,672
  Preferred stock                                           753               -                -               -             753
  Additional paid-in capital                            163,102         549,471                -         416,824       1,129,397
  Retained earnings                                     (97,368)       (126,719)          (1,732)        150,689         (75,130)
  Common stock subscribed                               (28,005)              -                -               -         (28,005)
                                                  -------------    -------------    -------------    -------------    ------------
       Total stockholders equity                         40,117         422,852           (1,632)        567,332       1,028,669
                                                  -------------    -------------    -------------    -------------    ------------

       Total liabilities and stockholders equity  $      62,396         446,683           13,429       1,117,332       1,639,840
                                                  =============    =============    =============    =============    ============


                             PREMIER DEVELOPMENT & INVESTMENT, INC.
     CONSOLIDATING PROFORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003
                                        (UNAUDITED)


                                                                      Players                          Proforma         Proforma
                                                      Premier         Grille         Countrywide      Adjustments     Consolidated
                                                  -------------    -------------    -------------    -------------    ------------
Revenues                                            $   14,000      $ 1,126,302        $ 514,291          $     -     $ 1,654,593
                                                  -------------    -------------    -------------    -------------    ------------
Cost of goods sold                                           -          368,380          431,298                -         799,678
                                                  -------------    -------------    -------------    -------------    ------------
Gross profit                                            14,000          757,922           82,993                -         854,915
                                                  -------------    -------------    -------------    -------------    ------------
General and administrative expenses                     54,826          875,957           93,311                -       1,024,094
                                                  -------------    -------------    -------------    -------------    ------------
(Loss) from operations                                 (40,826)        (118,035)         (10,318)               -        (169,179)
                                                  -------------    -------------    -------------    -------------    ------------
Other income/(expense)                                  (1,800)               -                -                -          (1,800)
                                                  -------------    -------------    -------------    -------------    ------------
(Loss) before income tax                               (42,626)        (118,035)         (10,318)               -        (170,979)
                                                  -------------    -------------    -------------    -------------    ------------
Income tax benefit                                           -                -            1,287                -           1,287
                                                  -------------    -------------    -------------    -------------    ------------
Net (loss)                                        $    (42,626)        (118,035)          (9,031)               -        (169,692)
                                                  =============    =============    =============    =============    ============

Net loss per common share                                                                                                   NIL
                                                                                                                      ============




Unaudited financial statements and pro-forma financial statements The Players Grille, Inc. for the six-months ended June 30, 2004

                             PREMIER DEVELOPMENT & INVESTMENT, INC.
                    CONSOLIDATING PROFORMA BALANCE SHEET AT JUNE 30, 2004
                                        (UNAUDITED)


                                                                      Players                          Proforma         Proforma
                                                      Premier         Grille         Countrywide      Adjustments     Consolidated
                                                  -------------    -------------    -------------    -------------    ------------
ASSETS
  Cash                                                $ 270,740        $ 38,439          $ 2,509          $    -       $ 311,418
  Marketable securities                                   5,000               -                -               -           5,000
  Accounts receivable                                         -           1,960                -               -           1,960
  Inventory                                                   -          25,000                -               -          25,000
  Other                                                  76,180               -                -               -          76,180
                                                  -------------    -------------    -------------    -------------    ------------
     Total current assets                               351,650          65,399            2,509               -         419,558
                                                  -------------    -------------    -------------    -------------    ------------

  Equipment and leasehold improvements                        -         551,368                -               -         551,368
  Less accumulated depreciation                               -        (179,461)               -               -        (179,461)
                                                  -------------    -------------    -------------    -------------    ------------
                                                              -         371,907                -               -         371,907
  Investment in investee                                 52,263               -                -               -          52,263
                                                  -------------    -------------    -------------    -------------    ------------

  Goodwill                                                    -               -                -       1,117,332       1,117,332
  Other assets                                                -           1,000               62               -           1,062
                                                  -------------    -------------    -------------    -------------    ------------
      Total assets                                $     403,913         438,306            2,571       1,117,332       1,962,122
                                                  =============    =============    =============    =============    ============

LIABILITIES AND STOCKHOLDERS EQUITY
  Bank overdraft                                  $           -               -                -               -               -
  Accounts payable and accrued expenses                       -          29,637                -         325,000         354,637
  Shareholder loan                                            -               -            1,158               -           1,158
  Promissory note                                             -               -                -         112,500         112,500
  Other                                                       -               -                -               -               -
                                                  -------------    -------------    -------------    -------------    ------------
      Total current liabilities                               -          29,637            1,158         437,500         468,295
                                                  -------------    -------------    -------------    -------------    ------------

  Promissory note                                             -               -                -         112,500         112,500
  Shareholder loan                                            -          11,100                -               -          11,100
                                                  -------------    -------------    -------------    -------------    ------------
      Total liabilities                                       -          40,737            1,158         550,000         591,895
                                                  -------------    -------------    -------------    -------------    ------------

  Common stock                                            1,394             100              100            (181)          1,413
  Preferred stock                                             -               -                -               -               -
  Additional paid-in capital                            541,774         549,471                -         416,824       1,508,069
  Retained earnings                                    (139,255)       (152,002)           1,313         150,689        (139,255)
  Common stock subscribed                                     -               -                -               -               -
                                                  -------------    -------------    -------------    -------------    ------------
       Total stockholders equity                        403,913         397,569            1,413         567,332       1,370,227
                                                  -------------    -------------    -------------    -------------    ------------

       Total liabilities and stockholders equity  $     403,913         438,306            2,571       1,117,332       1,962,122
                                                  =============    =============    =============    =============    ============


                             PREMIER DEVELOPMENT & INVESTMENT, INC.
     CONSOLIDATING PROFORMA STATEMENT OF OPERATIONS FOR THE PERIOD ENDED JUNE 30, 2004
                                        (UNAUDITED)


                                                                      Players                          Proforma         Proforma
                                                      Premier         Grille         Countrywide      Adjustments     Consolidated
                                                  -------------    -------------    -------------    -------------    ------------
Revenues                                            $   13,000      $   459,046        $ 159,366          $     -     $   631,412
                                                  -------------    -------------    -------------    -------------    ------------
Cost of goods sold                                           -          155,272          138,355                -         293,627
                                                  -------------    -------------    -------------    -------------    ------------
Gross profit                                            13,000          303,774           21,011                -         337,785
                                                  -------------    -------------    -------------    -------------    ------------
General and administrative expenses                     52,287          329,057           17,966                -         399,310
                                                  -------------    -------------    -------------    -------------    ------------
(Loss) from operations                                 (39,287)         (25,283)           3,045                -         (61,525)
                                                  -------------    -------------    -------------    -------------    ------------
Other income/(expense)                                  (2,600)               -                -                -          (2,600)
                                                  -------------    -------------    -------------    -------------    ------------
(Loss) before income tax                               (41,887)         (25,283)           3,045                -         (64,125)
                                                  -------------    -------------    -------------    -------------    ------------
Income tax benefit                                           -                -                -                -               -
                                                  -------------    -------------    -------------    -------------    ------------
Net (loss)                                        $    (41,887)         (25,283)           3,045                -         (64,125)
                                                  =============    =============    =============    =============    ============

Net loss per common share                                                                                                   NIL
                                                                                                                      ============

